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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 8, 2004


                              SunTrust Banks, Inc.
             (Exact name of registrant as specified in its charter)


       Georgia                          001-08918               58-1575035
----------------------------          -------------        --------------------
(State or other jurisdiction           (Commission           (IRS Employer
      of incorporation)                File Number)        Identification No.)


          303 Peachtree St., N.E.
             Atlanta, Georgia                               30308
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(Address of principal executive offices)                  (Zip Code)



        Registrant's telephone number, including area code (404) 588-7711

                                 --------------

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]    Written communications pursuant to Rule 425 under the Securities
         Act (17 CFR 230.425)

[   ]    Soliciting material pursuant to Rule 14a-12 under the Exchange
         Act (17 CFR 240.14a-12)

[   ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

[   ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02. Departure of Directors or Principal Officers;  Election of Directors;
Appointment of Principal Officers

         On November 8, 2004, Douglas N. Daft resigned as a director of SunTrust Banks, Inc. ("SunTrust"). Earlier this year, Mr. Daft resigned from his positions as Chairman of the Board and Chief Executive Officer of The Coca Cola Company.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                             SUNTRUST BANKS, INC.
                             (Registrant)

Date: November 8, 2004

                             By:   /s/ Raymond D. Fortin
                                 ----------------------------------------
                                       Raymond D. Fortin
                                       Senior Vice President and General Counsel